Supplement to the
Fidelity® Series 100 Index Fund
January 29, 2013
Prospectus

Effective October 1, 2013, the Board of Trustees of Fidelity® Series 100 Index Fund has approved changes to the fund's expense structure. Under the new arrangements, the management fee has been reduced to 0.05% and total operating expenses are contractually limited to 0.10% with certain exceptions. This expense limit may not be increased without approval of Fidelity Series 100 Index Fund's shareholders and Board of Trustees. The expense limit will not apply to any new class of Fidelity Series 100 Index Fund that may be created in the future.

Effective on or about November 26, 2013, the fund will be composed of multiple classes of shares.

Maximilian Kaufmann no longer serves as a portfolio manager of the fund.

Effective October 1, 2013, the following tables replace similar tables found in the "Fund Summary" section under the heading "Fee Table" on page 3.

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management feeA	0.05%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.05%
Total annual operating expenses	0.10%

A Adjusted to reflect current fees.

1 year	$ 10
3 years	$ 32
5 years	$ 56
10 years	$ 128
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Effective October 1, 2013, the following information replaces similar information found in the "Fund Management" section on page 14.

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The Adviser pays all of the other expenses of the fund with certain exceptions.

The fund's annual management fee rate is 0.05% of its average net assets.

On October 1, 2013, the Adviser reduced the management fee rate for the fund from 0.20% to 0.05%.

Supplement to the

Fidelity® Series 100 Index Fund (FOHIX)

A Fund of Fidelity Commonwealth Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2013

Effective October 1, 2013, the Board of Trustees of Fidelity® Series 100 Index Fund has approved changes to the fund's expense structure. Under the new arrangements, the management fee has been reduced to 0.05% and total operating expenses are contractually limited to 0.10% with certain exceptions. The expense limit will not apply to any new class of Fidelity Series 100 Index Fund that may be created in the future.

Effective on or about November 26, 2013, the fund will be composed of multiple classes of shares.

Maximilian Kaufmann no longer serves as a portfolio manager of the fund.

Effective October 1, 2013 the following information replaces similar information found in the "Management Contract" section beginning on page 33.

Management-Related Expenses. Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund, with the exception of the following: interest, taxes, brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, transfer agent fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

FMR and the fund on behalf of the class of shares of the fund offered through the prospectus to which this SAI relates (referred to in this paragraph as the "class") have entered into a 10 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of the class to limit the total annual operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, and extraordinary expenses) of the class to 0.10%. This Expense Contract may not be amended to increase the fees or expenses payable by the class except by a vote of a majority of the Board of Trustees and by a vote of a majority of the outstanding voting securities of the class. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.05% of the fund's average net assets throughout the month.

On October 1, 2013, FMR reduced the management fee rate paid by the fund from 0.20% to 0.05%.

Effective October 1, 2013 the following information supplements similar information found in the "Transfer and Service Agent Agreements" section beginning on page 41.

The annual rates for pricing and bookkeeping services for the fund are 0.0389% of the first $500 million of average net assets, 0.0207% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

Effective October 1, 2013 the following information replaces similar information found in the "Transfer and Service Agent Agreements" section on page 41.

FMR bears the cost of pricing and bookkeeping services and administration of the securities lending program under the terms of its management contract with the fund.

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